Exhibit 99.2

AMENDMENT NO. 6 TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

September 22, 2006

Wachovia Bank, National Association, as Agent
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

Wachovia Bank, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”) and the parties to the Loan Agreement as lenders (individually, each a “Lender” and, collectively, “Lenders”) and The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (“Pep Boys”), The Pep Boys Manny Moe & Jack of California, a California corporation (“PBY-California”), Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation (“PBY-Delaware”), and Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc., a Delaware corporation (“PBY-Puerto Rico”; and together with Pep Boys, PBY-California  and PBY-Delaware, each individually, a “Borrower” and collectively, “Borrowers” as hereinafter further defined), PBY Corporation, a Delaware corporation (“PBY”) and Carrus Supply Corporation, a Delaware corporation (“Carrus” and, together with PBY, each individually, a “Guarantor” and collectively, “Guarantors” as hereinafter further defined) have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated August 1, 2003 by and among Agent, The CIT Group/Business Credit, Inc. and General Electric Capital Corporation as Co-Documentation Agents, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of October 24, 2003, Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of October 15, 2004, Amendment No. 3 to Amended and Restated Loan and Security Agreement dated as of December 2, 2004, Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of November 16, 2005, and Amendment No. 5 to Amended and Restated Loan and Security Agreement dated as of January 27, 2006, (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No. 6 to Amended and Restated Loan and Security Agreement (“Amendment No. 6”), but excluding the Synthetic Lease Facility Agreements and Hedge Agreements (all of the foregoing together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing

Agreements”).

Borrowers and Guarantors desire to (i) increase the amount of the term loan outstanding under the Term Loan Agreements in order to defease the remaining notes outstanding under the 2002 Senior Notes and have requested that Agent and Lenders consent to certain transactions and enter into certain amendments to the Financing Agreements in connection therewith.  Agent and Lenders are willing to agree to the foregoing, subject to the terms and conditions contained herein, and (ii) restructure the ownership of some of their Real Property.

In consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Agent, the Required Lenders, each Borrower and each Guarantor agree as follows:

1.             Definitions.

(a)           Additional Definitions.  As used herein, the following terms shall have the respective meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(i)            “Amendment No. 6” shall mean Amendment No. 6 to Amended and Restated Loan and Security Agreement by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)           “Florida Real Property” shall mean the Real Property described on Schedule 1 to Amendment No.6.

(b)           Interpretation.  All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

2.             Amendments to Loan Agreement.

(a)           Merger; Dissolution.

(i)            Section 9.7(a) of the Loan Agreement is hereby amended to add the following language to the end of such Section after the phrase “such surviving entity”:

“and except, that, after giving effect to the sale of Capital Stock permitted in Section 9.7(b)(vii) below, Pep LLC may merge with and into Colchester, provided, that, Colchester is the surviving entity of such merger (Borrowers shall upon the consummation of such merger deliver evidence of thereof to Agent).”

(ii)           Section 9.7(c) of the Loan Agreement is hereby amended to add the following language to the end of such Section after the phrase “and be continuing”:

“and except, that, after giving effect to the sale of Capital Stock permitted in Section 9.7(b)(vii) above, Pep LLC may merge with and into Colchester, provided, that, Colchester is the surviving entity of such merger (Borrowers shall upon the consummation of such merger deliver evidence of thereof to Agent) or may dissolve with the effect that all of the assets of Pep LLC, including without limitation, the Florida Real Property, are owned by Colchester.”

(b)           Sales of Assets.  Section 9.7(b) of the Loan Agreement is hereby amended to include the following additional subsection (vii):

“(vii)  the sale, for cash, of 100% of the Capital Stock of Pep, LLC, a single member limited liability company owned by Pep Boys to its Subsidiary, Colchester provided, that, each of the following conditions shall have been satisfied: (A) Agent shall have received not less than three (3) days prior written notice of such proposed disposition, (B) the purchase price received by Borrowers and Guarantors for such Capital Stock shall be not less than the fair market value of the Florida Real Property as set forth in an appraisal conducted by a nationally recognized appraisal firm, not more than six (6) months prior to such sale and (C) such sale shall have occurred not later than January 31, 2007;

(c)           Encumbrances.

(i)            Section 9.8(a) of the Loan Agreement is hereby amended to include the following additional subsection:

“(xx) the security interests in and mortgages and liens upon the real property (including the Florida Real Property, and the rights under contracts with third parties for services necessary to the operation of such real property) of Colchester or Pep LLC (arising after the sale contemplated in Section 9.7(b)(vii) hereof), to secure the Indebtedness permitted under Section 9.9(x) hereof (and any Refinancing Indebtedness in replacement thereof), provided, that, (A) such assets do not constitute Collateral, and (B) to the extent Collateral is located on such real property, Agent has received a duly executed Collateral Access Agreement from the owner of such property, in form and substance satisfactory to Agent;

(d)           Indebtedness.

(i)            Subsections 9.9(h)(i) through (vi) of  the Loan Agreement are hereby deleted in their entirety and the following substituted therefor:

“(i)  the aggregate principal amount of such Indebtedness shall not (after application of the additional Term Loan proceeds as contemplated by Amendment No. 6) exceed $215,000 less the aggregate amount of all repayments, repurchases or redemptions thereof from and after such date, whether optional or mandatory, plus interest thereon at the applicable rates provided in the Pep Boys Senior Indentures in effect as of the date of Amendment No. 6;

(ii) Intentionally Deleted;

(iii) Intentionally Deleted,

(iv) as of the date of Amendment No. 6, the principal amount of such outstanding Indebtedness under the 1997 Senior Note Indenture is $215,000;

(v)  Intentionally Deleted, and

(vi)  Intentionally deleted,”

(ii)           Section 9.9 (l) of the Loan Agreement is hereby amended to add the clause “and Section 9.9(x)” after the phrase “Section 9.9(W)”.

(iii)          Section 9.9(w)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(i)  the principal amount of such Indebtedness shall not exceed $320,000,000 less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory, plus interest thereon at the rate provided in the Term Loan Agreements as in effect on the date hereof,”

(iv)          Section 9.9 of the Loan Agreement is hereby amended to add the following additional subsection (x) thereto:

“(x)  Indebtedness of Colchester or Pep LLC (arising after the sale contemplated in Section 9.7(b)(vii) hereof) to Persons other than Affiliates, provided, that,

(i)            the principal amount of such Indebtedness shall not exceed $15,000,000 in the aggregate at any time outstanding, plus interest thereon,

(ii)           Agent, at its request, shall have received true, correct and complete copies of all of the documents relating to such Indebtedness, as duly authorized, executed and delivered by the parties thereto, and

(iv)          Borrowers and Guarantors shall not, directly or indirectly guarantee such Indebtedness or make, or be required to make, any payments in respect of such Indebtedness,

(e)           Investment; Formation of Pep LLC.  Section 9.10 of the Loan Agreement is hereby amended to add the following section “(t)” thereto:

“and (t) notwithstanding the provisions of Section 9.10(g) hereof, Pep Boys may form Pep LLC, a single member limited liability company (“Pep LLC”), and contribute the Florida Real Property thereto; provided, that, each of the following conditions is satisfied: (i) Agent shall have received at least two (2) days prior to such formation, copies of the formation documents and the limited liability company agreement, and any such other documentation as Agent may request, (ii) on the date of such formation and after giving effect thereto, no Event of Default shall have occurred and be continuing, (iii) no investment, loan, payments or otherwise shall be made by any Borrower or Guarantor in or to Pep LLC, on the date of formation of such Subsidiary or thereafter other than the contribution of the Florida Real Property, and except payments of rent to Pep LLC in respect of the Florida Real Property, in accordance with the applicable lease, as permitted herein, after the consummation of the sale permitted in Section 9.7(b)(vii) hereof, and (iv) Agent shall have received a Collateral Access Agreement executed by Pep LLC, in form and substance satisfactory to Agent.  Agent may at its option require Pep LLC to comply with the requirements set forth in Section 9.10(g)(i) hereof upon the earlier to occur of (i) an Event of Default hereunder or (ii) January 31, 2006 so long as upon the happening of either event, the sale contemplated by Section 9.7(b)(vii) hereof has not occurred.”

(f)            Transactions with Affiliates.  Section 9.12(a) of the Loan Agreement is hereby amended to add the following clause (iii) thereto:

“and (iii) Borrowers and Guarantors may lease the Florida Real Property from Pep LLC or Colchester, as the case may be, provided, that, (A) Agent has reviewed and approved any such lease(s) prior to its execution by the parties thereto and that such lease is on terms and conditions acceptable to the Agent, and that such lease at a minimum provides that (1) so long as the Financing Agreements are in effect, no amendments may be made to such lease without the prior written approval of the Agent, (2) in the event that Colchester or Pep LLC (or any successor in interest), as the case may be, mortgages the Florida Real Property, Agent may request, at its option, that Borrowers and Guarantors shall receive contemporaneously with the consummation of any such financing, a Subordination and Non-Disturbance Agreement duly executed by the mortgagee, and (B) Pep LLC or Colchester, as the case may be, shall execute and deliver a Collateral Access Agreement in form and substance satisfactory to Agent.”

3.             Additional Representations, Warranties and Covenants.  In addition to the continuing representations, warranties and covenants heretofore or hereafter made by each Borrower and Guarantor to Agent and Lenders pursuant to the other Financing Agreements, each Borrower and Guarantor hereby jointly and severally represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements:

(a)           No Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment No. 6 (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment No. 6).

(b)           This Amendment No. 6 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors hereunder has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each Borrower and Guarantor in accordance with their terms.

(c)           Neither the execution and delivery of this Amendment No. 6, nor the consummation of the transactions contemplated by this Amendment No. 6 and the Term Loan Agreements nor compliance with the provisions of this Amendment No. 6 or instruments thereunder or the Term Loan Agreements shall result in (i) the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and Lenders or (ii) the incurrence, creation, assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement (after giving effect to this Amendment No. 6) and by the other Financing Agreements.

(d)           No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions contemplated in respect of this Amendment No. 6 and the Term Loan Agreements, and no governmental or other action or proceeding has been threatened or commenced in the United States of America, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in this Amendment No. 6 and the Term Loan Agreements.  Neither the execution and delivery of this Amendment No. 6, nor the consummation of the transactions contemplated by this Amendment No. 6 and the Term Loan Agreements, nor compliance with the provisions thereof, shall violate any Federal or state securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in respect or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, or other material mortgage, agreement, instrument or undertaking to which any Borrower or Guarantor is a party or may be bound, or violate any provision of the organizational documents of any Borrower or

Guarantor.

(e)           Each Borrower and Guarantor shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements and termination statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent and Lenders’ security interest in Collateral.

4.             Conditions to Effectiveness of Amendment No. 6.  The effectiveness of the amendments in this Amendment No. 6 shall be subject to the satisfaction of each of the following conditions precedent:

(a)           Agent shall have received an executed original or executed original counterparts of this Amendment No. 6 (as the case may be), duly authorized, executed and delivered by Borrowers, Guarantors, Agent and the Required Lenders;

(b)           Agent shall have received fully executed copies of the amendments to the Term Loan Agreements, in form and substance satisfactory to Agent;

(c)           Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments, releases, terminations and such other documents and agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect Agent’s and Lenders’ security interests in and liens upon the Collateral;

(d)           Agent shall have received a fully executed original or executed original counterparts of the consent required under the Synthetic Lease Facility Agreements to the amendments set forth herein; and

(e)           no Event of Default shall exist or have occurred and no event or condition shall have occurred or exist which notice or passage of time or both would constitute an Event of Default (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment No. 6).

5.             Additional Events of Default.  The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement).

6.             Effect of this Amendment No. 6.  Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 6 and the other Financing Agreements, the terms of this Amendment No. 6 shall control.

7.             Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment No. 6.

8.             Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

9.             Binding Effect.  This Amendment No. 6 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by any Borrower or Guarantor or to entitle any Borrower or Guarantor to any other consent.  The Loan Agreement and this Amendment No. 6 shall be read and construed as one agreement.

10.           Counterparts.  This Amendment No. 6 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 6, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

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AGENT	BORROWERS

/s/WACHOVIA BANK NATIONAL	/s/THE PEP BOYS - MANNY, MOE &
ASSOCIATION, as Agent	JACK
/s/THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA
/s/ PEP BOYS - MANNY, MOE & JACK
OF DELAWARE, INC.
/s/ PEP BOYS - MANNY, MOE & JACK OF
PUERTO RICO, INC.
GUARANTORS

/s/PBY CORPORATION

/s/CARRUS SUPPLY CORPORATION

LENDERS

/s/WACHOVIA BANK, NATIONAL ASSOCIATION
/s/WELLS FARGO FOOTHILL, LLC

/s/WEBSTER BUSINESS CREDIT CORP.
(f/k/a Whitehall Business Credit Corp.)
/s/THE CIT GROUP/BUSINESS CREDIT, INC.
/s/GENERAL ELECTRIC CAPITAL CORPORATION
/s/RZB FINANCE, LLC

/s/SIEMENS FINANCIAL SERVICES, INC.

/s/LASALLE BUSINESS CREDIT LLC

/s/PNC BANK, NATIONAL ASSOCIATION
/s/UPS CAPITAL CORPORATION